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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  October 5, 1999
                                                       ----------------


                           Aastrom Biosciences, Inc.
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              (Exact name of registrant as specified in charter)

      Michigan                       0-22025            94-3096597
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(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

     24 Frank Lloyd Wright Drive,  P.O. Box 376, Ann Arbor Michigan  48106
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     (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code   (734) 930-5555
                                                          --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     Aastrom has announced its retention of Salomon Smith Barney to assist it with corporate strategic alternatives, including a possible merger or acquisition. Concurrently, Aastrom announces reductions in its operations to align its resources with the merger and acquisition process. See press releases attached hereto as Exhibits 99.1 and 99.2.


Item 7.  Exhibits.


     (a) Financial statements of business acquired.

          Not applicable.


     (b) Pro forma financial information.

          Not applicable.


     (c)  Exhibits.

  Exhibit
    No.                       Description
  -------                     -----------
    99.1                      Press Release dated October 5, 1999
    99.2                      Press Release dated October 21, 1999

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Aastrom Biosciences, Inc.

                                By:  /s/ Todd E. Simpson
                                    -------------------------
                                    Vice President, Finance and Administration
                                    and Chief Financial Officer (Principal
Date: October 25, 1999              Financial and Accounting Officer)

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                                 EXHIBIT INDEX
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 Exhibit
   No.           Description
 -------         -----------
  99.1           Press Release dated October 5, 1999
  99.2           Press Release dated October 21, 1999